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                                                                     EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-68888) pertaining to the 1992 Stock Option Plan of Amber's Stores, Inc. of our report dated May 3, 1996, with respect to the consolidated financial statements of Amber's Stores, Inc. included in the Annual Report (Form 10-K) for the year ended January 28, 1996.


                                              ERNST & YOUNG LLP

Dallas, Texas
May 10, 1996